UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 9, 2016, CPI Aerostructures, Inc. (the “Registrant”) entered into a First Amendment and Waiver to Amended and Restated Credit Agreement (the “Amendment”) with the Lenders named therein and BankUnited, N.A., as Sole Arranger, Agent and Collateral Agent, dated as of March 24, 2016 (the “Credit Agreement”) to (i) amend certain terms of the Credit Agreement and (ii) waive non-compliance by the Registrant of the Net Income, Debt Service Coverage and Leverage Coverage Ratio financial covenants contained in the Credit Agreement as of the end of the fiscal quarter ended March 31, 2016.

The Amendment changes the definition of EBITDA for the Leverage Coverage Ratio covenant for the remainder of 2016 and changes the maximum leverage ratio from 3 to 1 to 3.5 to 1 for the quarters ending June 30, 2016 and September 30, 2016. Also, the Amendment increases the interest rate on the Credit Agreement by 50 basis points and requires the prepayment of a portion of the Term Loan if, and to the extent that, the Registrant receives any contract reimbursement payments from its current request for equitable adjustment with Boeing on the A-10 program. In addition, the Amendment adds a new covenant to the Credit Agreement, which requires the Registrant’s EBITDA at the end of each quarter to be within 25% of the Registrant’s quarterly projections. For the purposes of the new covenant, EBITDA shall be calculated without the request for equitable adjustment with Boeing for the A-10 program.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 10, 2016, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2016. The press release is attached to this Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d)  Exhibits:

Exhibit	Description

10.1

First Amendment and Waiver to Amended and Restated Credit Agreement, dated as of May 9, 2016 by and between CPI Aerostructures, Inc. the several lenders from time to time party thereto, and BankUnited, N.A., as Sole Arranger, Administrative Agent and Collateral Agent.

99.1	Press Release dated May 10, 2016, reporting the Registrant’s financial results for its quarter ended March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2016	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1

First Amendment and Waiver to Amended and Restated Credit Agreement, dated as of May 9, 2016 by and between CPI Aerostructures, Inc. the several lenders from time to time party thereto, and BankUnited, N.A., as Sole Arranger, Administrative Agent and Collateral Agent.

99.1	Press Release dated May 10, 2016, reporting the Registrant’s financial results for its quarter ended March 31, 2016.